[Missing Graphic Reference]	William J. Evers Vice President, Corporate Counsel
213 Washington Street, 15th Floor Newark, NJ 07102-2917 Tel 973 802-3716 william.evers@prudential.com

September 8, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Pruco Life of New Jersey Flexible Premium Variable Annuity Account
File No. 811-07975

Members of the Commission:

On behalf of Pruco Life Insurance Company of New Jersey and Pruco Life of New Jersey Flexible Premium Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2014, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
ProFunds	811-08239
The Prudential Series Fund	811-03623
T. Rowe Price International Series, Inc.	811-07145
T. Rowe Price Equity Series, Inc.	811-07143
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
American Century Variable Portfolios, Inc.	811-05188
Franklin Templeton Variable Insurance Products Trust	811-05583
Davis Variable Account Fund, Inc.	811-09293
AllianceBernstein Variable Products Series Fund, Inc.	811-05398
Nationwide Variable Insurance Trust	811-03213
Wells Fargo Variable Trust	811-09255

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

Please call me at (973) 802-3716 if you have any questions.

Very truly yours,

/s/ William J. Evers

William J. Evers